Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of March 7, 2016 but effective as of February 29, 2016 (the "First Amendment Effective Date"), is among ORTHOFIX HOLDINGS, INC., a Delaware corporation ("U.S. Borrower") and VICTORY MEDICAL LIMITED, a company formed under the laws of England and Wales ("Victory" and together with U.S. Borrower, each a "Borrower" and collectively, the "Borrowers"), the other Loan Parties party hereto, each of the banks or other lending institutions which is a party hereto (individually a "Lender" and collectively the "Lenders") and JPMORGAN CHASE BANK, N.A. individually as a Lender and as Administrative Agent, Swingline Lender and Issuing Bank and JPMORGAN CHASE BANK, N.A. and BBVA COMPASS as Joint Lead Arrangers and Joint Bookrunners.

RECITALS:

The Borrowers, the other Loan Parties listed on the signature pages thereto, the Administrative Agent, and the lenders listed on the signature pages thereto have entered into that certain Credit Agreement dated as of August 31, 2015 (as the same may hereafter be amended or otherwise modified, the "Agreement").  The Borrowers, the other Loan Parties, the Administrative Agent and the Lenders now desire to amend the Agreement as herein set forth.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof unless otherwise indicated:

ARTICLE 1.

Definitions

Section 1.1.Definitions.  Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

ARTICLE 2.

Amendments

Section 2.1.Amendment to Section 1.01.  Section 1.01 is hereby amended by inserting in alphabetical order the following new definitions:

"Bail-In Action" means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

"Bail-In Legislation" means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

"EEA Financial Institution" means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA

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Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

"EEA Member Country" means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

"EEA Resolution Authority" means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

"EU Bail-In Legislation Schedule" means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

"Write-Down and Conversion Powers" means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

Section 2.2.Amendment to Section 1.01.  The definitions set forth below are hereby amended in their entirety to read as follows:

"Defaulting Lender" means any Lender that (a) has failed, within two Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or Swingline Loans or (iii) pay over to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent and the Borrower Representative in writing that such failure is the result of such Lender's good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified any Borrower or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender's good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a Loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by a Credit Party or the Borrower Representative, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Loans and participations in then outstanding Letters of Credit and Swingline Loans under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Credit Party's receipt of such certification in form and substance satisfactory to it and the Administrative Agent, or (d) has become the subject of (A) a Bankruptcy Event or (B) a Bail-In Action.  Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.19(d)) upon delivery of written notice of such determination to the Borrower Representative, each Issuing Bank, the Swingline Lender and each Lender.

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"Sanctioned Person" means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State or by the United Nations Security Council, the European Union or any European Union member state, Her Majesty's Treasury of the United Kingdom, or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b).

"Sanctions" means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state or Her Majesty's Treasury of the United Kingdom, or other relevant sanctions authority.

Section 2.3.Amendment to Section 2.19(d).  The second paragraph of Section 2.19(d) is hereby amended in its entirety to read as follows:

If (i) a Bankruptcy Event or a Bail-In Action with respect to the Parent of any Lender shall occur following the date hereof and for so long as such event shall continue or (ii) the Swingline Lender or the Issuing Bank has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, the Swingline Lender shall not be required to fund any Swingline Loan and the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless the Swingline Lender or the Issuing Bank, as the case may be, shall have entered into arrangements with the Borrowers or such Lender, satisfactory to the Swingline Lender or the Issuing Bank, as the case may be, to defease any risk to it in respect of such Lender hereunder.

Section 2.4.Amendment to Section 3.15(b).  Section 3.15(b) is hereby amended in its entirety to read as follows:

(b)All Intercompany Loans as of the Effective Date (i) are described on Schedule 6.01(a), (ii) in the case of any such Intercompany Loans owed by any Loan Party to a Non-Loan Party, constitute Subordinated Indebtedness and (iii) in the case of any such Intercompany Loan owed to any such Loan Party (x) are evidenced by duly completed and executed promissory notes in form reasonably satisfactory to the Administrative Agent, and (y) as of the Effective Date will be delivered to the Administrative Agent together with an executed allonge in form reasonably satisfactory to the Administrative Agent.

Section 2.5.Amendment to Article III.  Article III is hereby amended by inserting in the proper numerical order the following new Section 3.32:

SECTION 3.32EEA Financial Institutions.  No Loan Party is an EEA Financial Institution.

Section 2.6.Amendment to Section 5.01(e).  Section 5.01(e) is hereby amended in its entirety to read as follows:

(e)as soon as available, but in any event no later than sixty (60) days after the end of each fiscal year of the Company, a copy of the detailed annual budget (including a projected consolidated balance sheet, income statement and cash flow

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statement and consolidating income statement) of the Company, presented on a quarterly basis with respect to the consolidated income statement only and on an annual basis with respect to all other items, of the upcoming fiscal year (the "Projections"), together with a summary of the material assumptions made in preparation of such annual budget or plan and otherwise in form reasonably satisfactory to the Administrative Agent;

Section 2.7.Amendment to clause (n) of Article VII.  Clause (n) of Article VII is hereby amended in its entirety to read as follows:

(n)the Loan Guaranty or any Obligation Guaranty shall fail to remain in full force or effect other than as permitted pursuant to Section 9.02, or any action shall be taken to discontinue or to assert the invalidity or unenforceability of the Loan Guaranty or any Obligation Guaranty, or any Guarantor shall fail to comply with any of the terms or provisions of the Loan Guaranty or any Obligation Guaranty to which it is a party, or any Guarantor shall deny that it has any further liability under the Loan Guaranty or any Obligation Guaranty to which it is a party, or any Orthofix Entity or Affiliate of any Orthofix Entity shall make that assertion, or such Guarantor, Orthofix Entity or Affiliate shall give notice to such effect, including, but not limited to notice of termination delivered pursuant to Section 10.08 or any notice of termination delivered pursuant to the terms of any Obligation Guaranty;

Section 2.8.Amendment to Article IX.  Article IX is hereby amended by inserting in the proper numerical order the following new Section 9.22:

SECTION 9.22Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)the effects of any Bail-In Action on any such liability, including, if applicable:

(i)a reduction in full or in part or cancellation of any such liability;

(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

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Section 2.9.Amendment to Item 5 of Schedule 5.15.  Item 5 of Schedule 5.15 is hereby amended in its entirety to read as follows:

5.As soon as available and in any event no later than six (6) months of the Effective Date, the Borrower Representative shall deliver evidence that (i) the U.S. Loan Parties have isolated deposit accounts solely for the receipt of payments in respect of Medicare and Medicaid receivables (the “Medicare and Medicaid Deposit Accounts”), (ii) the funds on deposit in such Medicare and Medicaid Deposit Accounts are swept daily to a separate operating account of the U.S. Loan Parties (the “Operating Accounts”) pursuant to standing instructions to the depository institution holding such Medicare and Medicaid Deposit Accounts and (iii) such Operating Accounts are subject to a Deposit Account Control Agreement in form and substance satisfactory to the Administrative Agent.

ARTICLE 3.

Conditions Precedent

Section 3.1.Conditions.  The effectiveness of Article 2 of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

(b)The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, reimbursement or payment of all reasonable and invoiced out-of-pocket expenses (including the reasonable and invoiced fees, charges and disbursements of counsel) incurred by the Administrative Agent in connection with this Amendment, or required to be reimbursed or paid by the Borrowers by this Amendment, the Agreement or under any other Loan Document for which invoices have been presented on or before the date hereof.

(c)The representations and warranties of the Loan Parties set forth in this Amendment, the Agreement and the other Loan Documents shall be true and correct in all material respects with the same effect as though made on and as of the First Amendment Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects).

(d)At the time of and immediately after giving effect to the consummation of this Amendment, no Default shall have occurred and be continuing.

(e)No event shall have occurred and no condition shall exist which has or could be reasonably expected to have a Material Adverse Effect.

(f)The Administrative Agent shall have received such additional documentation and information as the Administrative Agent or its counsel may have reasonably requested on or prior to the date hereof.

ARTICLE 4.

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Ratifications, Representations and Warranties

Section 4.1.Ratifications.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.  The Borrowers, each other Loan Party, the Administrative Agent, and the Lenders party hereto agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.  For all matters arising prior to the First Amendment Effective Date of this Amendment (including, without limitation, the accrual and payment of interest and fees and compliance with financial covenants), the terms of the Agreement (as unmodified by this Amendment) shall control and are hereby ratified and confirmed.

Section 4.2.Representations and Warranties.  Each Borrower and each other Loan Party hereby represents and warrants to the Administrative Agent and the Lenders as follows:  (a) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; (b) after giving effect to this Amendment, the representations and warranties set forth in the Loan Documents are true and correct in all material respects with the same effect as though made on and as of the First Amendment Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects); (c) the execution, delivery and performance of this Amendment and the transactions contemplated hereby have been duly authorized by all necessary action on the part of each Borrower and each other Loan Party and does not and will not:  (1) violate any provision of law applicable to any Borrower or any other Loan Party, the certificate of incorporation, bylaws, partnership agreement, membership agreement, or other applicable governing document of any Borrower or any other Loan Party or any order, judgment, or decree of any court or agency of government binding upon any Borrower or any other Loan Party; (2) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of any Borrower or any other Loan Party; (3) result in or require the creation or imposition of any material lien upon any of the assets of any Borrower or any other Loan Party; or (4) require any approval or consent of any Person under any material contractual obligation of any Borrower or any other Loan Party; and (d) the articles of incorporation, bylaws, partnership agreement, certificate of limited partnership, membership agreement, articles of organization or other applicable governing document of each Borrower and each other Loan Party and the resolutions of each Borrower and each other Loan Party attached as exhibits to the Secretary's Certificate or Director's Certificate, as applicable, of each Borrower and each other Loan Party dated as of August 31, 2015 have not been modified or rescinded and remain in full force and effect.

IN ADDITION, TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS AMENDMENT, EACH BORROWER AND EACH OTHER LOAN PARTY (BY IT EXECUTION BELOW) REPRESENTS AND WARRANTS THAT AS OF THE DATE OF ITS EXECUTION OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT:

(a)WAIVER.  WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AMENDMENT AND

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(b)RELEASE.  RELEASES AND DISCHARGES THE ADMINISTRATIVE AGENT AND THE LENDERS, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH ANY BORROWER OR ANY OTHER LOAN PARTY EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

ARTICLE 5.

Miscellaneous

Section 5.1.Survival of Representations and Warranties.  All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administrative Agent or any Lender or any closing shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

Section 5.2.Reference to Agreement.  Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

Section 5.3.Expenses of Lender.  As provided in the Agreement, the Loan Parties, jointly and severally, agree to pay all reasonable and invoiced out‑of‑pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of one counsel and one local counsel in each specialty and relevant jurisdiction for the Administrative Agent, in connection with the preparation and administration of this Amendment and the other Loan Documents executed pursuant hereto.

Section 5.4.Severability.  Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 5.5.Applicable Law.  This Amendment and all other Loan Documents executed pursuant hereto (other than those containing a contrary express choice of law provision) shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of New York, but giving effect to federal laws applicable to national banks.

Section 5.6.Successors and Assigns.  The provisions of this Amendment are binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that (a) no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by a Borrower without such consent

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shall be null and void) and (b) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with Section 9.04 of the Agreement.

Section 5.7.Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 5.8.Effect of Waiver.  No consent or waiver, express or implied, by the Administrative Agent or any Lender to or for any breach of or deviation from any covenant, condition or duty by any Borrower or any other Loan Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

Section 5.9.Headings.  Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

Section 5.10.ENTIRE AGREEMENT.  THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Executed as of the date first written above.

[Signatures on Following Pages.]

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BORROWERS:

ORTHOFIX HOLDINGS, INC.

By: \s\ Maritza V. Royall
Name: Maritza V. Royall
Title:   VP, Tax & Treasury

VICTORY MEDICAL LIMITED

By: \s\ Maritza V. Royall
Name: Maritza V. Royall
Title:   Director

GUARANTORS:

ORTHOFIX INTERNATIONAL N.V.

By: \s\ Douglas C. Rice
Name: Douglas C. Rice
Title:   Chief Financial Officer

COLGATE MEDICAL LIMITED

By: \s\ Maritza V. Royall
Name: Maritza V. Royall
Title:   Director

SWIFTSURE MEDICAL LIMITED

By: \s\ Maritza V. Royall
Name: Maritza V. Royall
Title:   Director

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ORTHOFIX UK LTD

By: \s\ Maritza V. Royall
Name: Maritza V. Royall
Title:   Director

ORTHOFIX INC.

By: \s\ Maritza V. Royall
Name: Maritza V. Royall
Title:   VP, Tax & Treasury

BLACKSTONE MEDICAL, INC.

By: \s\ Maritza V. Royall
Name: Maritza V. Royall
Title:   VP, Tax & Treasury

OSTEOGENICS INC.

By: \s\ Maritza V. Royall
Name: Maritza V. Royall
Title:   VP, Tax & Treasury

AMEI TECHNOLOGIES INC.

By: \s\ Maritza V. Royall
Name: Maritza V. Royall
Title:   VP, Tax & Treasury

NEOMEDICS, INC.

By: \s\ Maritza V. Royall
Name: Maritza V. Royall
Title:   VP, Tax & Treasury

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JPMORGAN CHASE BANK, N.A., individually, and as Administrative Agent, Swingline Lender and Issuing Bank

By: \s\ Gregory T. Martin
Name: Gregory T. Martin
Title:   Executive Director

SUNTRUST BANK

By: \s\ Katherine Bass
Name: Katherine Bass
Title:   Director

BANK OF AMERICA, N.A.

By: \s\ Heath Lipson
Name: Heath Lipson
Title:   SVP

DNB CAPITAL LLC, AS A LENDER

By: \s\ Geshu Sugandh
Name: Geshu Sugandh
Title:   First Vice President

By: \s\ Caroline Adams
Name: Caroline Adams
Title:   First Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT, Signature Page